UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1: Report to Shareholders

Overseas Stock Fund	October 31, 2008

The views and opinions in this report were current as of October 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets dropped sharply in the past six months in reaction to stressed financial institutions, frozen credit markets, and slumping national economies. Non-U.S. developed market indices descended to levels not seen in years, and valuations ended the period roughly equivalent to those that prevailed in the 1970s. The sell-off in emerging markets was brutal, with some markets declining more than 50% from their peaks in a matter of a few weeks. Regionally, there were no safe havens. In these difficult market conditions, your fund suffered a substantial loss.

The Overseas Stock Fund generated disappointing returns for the 6- and 12-month periods ended October 31, 2008. The portfolio lagged the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Average for both periods.

Most of the fund’s losses for the fiscal year were concentrated in the last three months, when the cumulative effects of a slumping world economy and illiquid credit markets took their greatest toll on stocks. We fully recognize how disappointing this performance is to you, our shareholders, and its impact on your ability to reach your financial goals for retirement, college, and other important purposes.

HIGHLIGHTS

• Global stock markets plunged during the last six months, with many indices losing more than 40% of their value. The collapse of emerging markets was particularly brutal.

• The Overseas Stock Fund lagged the MSCI EAFE benchmark.

• With global equity markets falling across the board, there were no safe havens, and only a few of our holdings were able to withstand the selling onslaught and post gains.

• The massive global stock market correction has generated striking investment opportunities, with valuations lower than they have been in decades.

We share this disappointment both professionally, as manager of the fund, and personally, as a fellow shareholder. What was the cause of this performance, and where do we intend to go from here?

The fund’s mandate is to invest in international equities, and, given that mandate, we do not believe we could have avoided losses over a period in which stocks were ravaged almost across the board. However, we are disappointed that we did not do better. While we were concerned about the developing financial and economic situation and took action to position the portfolio more defensively, we did not appreciate the extent of the dislocation that was about to unfold. In hindsight, we held too many stocks whose valuations, while attractive given a more normal slowdown, had further to fall because of the ensuing extraordinary events. In addition, massive deleveraging and redemptions from hedge funds and others resulted in forced, relentless, and, often, panicked selling that took a toll on our holdings. Technical short covering on one stock we did not own—Volkswagen—drove the shares to a valuation many multiples higher than those of other automakers. This alone accounted for most of our performance shortfall against the MSCI EAFE benchmark.

This may be of no consolation at this point, but we are permanently more sensitized to the magnitude of economic and market damage that can result from a credit contraction. At the same time, we also are aware of the natural tendency to fight the last war. We are redoubling our efforts to ask what the next dislocation might be and what opportunities we can seize in the present circumstances. Our investment process served the fund well in more normal market environments, and we remain confident that it will in the future—as unlikely as it may now seem that markets will ever return to more normal conditions. Meanwhile, we are determined not to throw in the towel on holdings that we believe have promising medium- to long-term business fundamentals but have been crushed by economic concerns, forced selling, or are otherwise significantly undervalued in our view. Where appropriate, we are taking advantage of the market distress to add to these holdings. We are equally determined to be dispassionate regarding the conclusions of our ongoing investment research. Given the changed economic and market circumstances, we are selling certain holdings that we believe have further relative downside risks. Finally, we are working hard to identify high-quality companies whose shares may have been too expensive for our investment strategy in the past but have sold off to attractive, even once-in-a-lifetime, valuations.

Chastened by recent performance, we continue to seek long-term appreciation by building a diversified portfolio of established, large-capitalization non-U.S. companies with favorable combinations of growth potential and valuation. We continue to focus our efforts primarily in developed market countries, while maintaining limited exposure to emerging markets. We believe that our fundamental research can identify attractively valued companies with good prospects for appreciation. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

A year ago, it would have been hard to imagine what was in store for global stock markets—one of the steepest declines in a generation. In the fall of 2007, the global economy was experiencing a healthy expansion. Meanwhile, not much attention was being paid to the devastation the U.S. subprime mortgage collapse was creating throughout the global financial system. Financial institutions were unable to trade complicated structured products containing these mortgages, creating a global liquidity crisis. When Bear Stearns nearly collapsed in March, markets sold off. Thinking that the liquidity problem was confined to one investment bank, the markets soon recovered much of the lost ground. However, by late summer, when the U.S. government took over mortgage giants Fannie Mae and Freddie Mac, allowed Lehman Brothers to go into bankruptcy, and offered extraordinary assistance to insurance giant AIG, it became clear that global credit markets were not functioning well at all. Yield spreads between the highly creditworthy government issues and less creditworthy corporate issues were widening. Trading had virtually ceased in a number of sectors from asset-backed commercial paper to auction-rate municipal bonds.

Collapsing financial markets had a cascading effect and took their toll on national economies. Unemployment began to rise in the U.S., weighing on an economy that had been suffering for more than a year from a slumping housing market. European economic conditions deteriorated as well. The U.K., burdened with a weak housing market and growing unemployment, experienced several bank failures. Spain and Ireland, which had their own housing bubbles, were coping with contracting labor markets. Italy and France experienced a marked slowdown in domestic consumption. Germany’s economy, which had been profiting from strong exports, slowed in response to the dramatic weakening in Asian and Eastern European emerging markets.

For most of our reporting period, the European Central Bank (ECB) remained more concerned about rising inflationary pressures and resisted calls to lower interest rates to reignite the region’s economy. However, on October 8, 2008, the ECB cut rates to 3.75% from 4.25%. After the end of our reporting period, the ECB reduced rates by a half of a percentage point to 3.25%, and ECB President Jean-Claude Trichet said the bank would consider another cut in December. In the U.K., the Bank of England slashed its target lending rate by 1.5 percentage points to 3.0%, its lowest rate in 54 years. Other central banks also cut rates. Unfortunately, until banks resume lending, these interest rate cuts will not be as effective as they have been in the past in stimulating economic growth.

In the developed Pacific markets, conditions were similarly poor. Japan’s economy slowed considerably in response to a strengthening yen and slumping exports. Deflation that had bedeviled Japan for more than a decade returned, suppressing domestic demand. In mid-October, shares on the Tokyo Stock Exchange dropped to their lowest level in 26 years. Australia’s business conditions deteriorated, and market sentiment soured after China’s seemingly insatiable demand for energy and raw materials began to wane. Hong Kong, Singapore, and New Zealand markets also experienced significant declines.

Latin American markets, which had been more resilient earlier in the year, succumbed to the global sell-off and dropped sharply. Emerging Asia markets also plummeted, with many losing more than half of their value in the last six months.

Although few declines in corporate earnings were reported during the period, the market is anticipating much weaker earnings in this year’s final quarter and into next year. Price/earnings ratios are below historic averages and look appealing, although earnings estimates still need to be lowered in many cases. Nonearnings-based measures of valuations, such as price to book, enterprise value to sales, and dividend yield, are strikingly attractive in many cases. Perhaps the only consolation of this reporting period is that many high-quality companies now appear attractively valued.

PORTFOLIO REVIEW

During the most recent six-month period, there was no place to hide. Every region and every sector performed poorly, and, as a result, the fund’s performance suffered. Normally defensive sectors, such as telecommunications, utilities, and consumer staples, experienced steep declines. International currency depreciation also was a major factor in our losses this period. Except for the Japanese yen and the Hong Kong dollar, major currencies weakened against the U.S. dollar, hurting U.S.-based investors.

Our efforts to avoid trouble spots were largely ineffectual. Although we lightened up on financials, in retrospect we could have been more aggressive in reducing our holdings of banks. Major financial holdings such as Royal Bank of Scotland (U.K.) and Allied Irish Banks (Ireland) were the fund’s laggards, posting large losses. During the reporting period, we began to realize profits in some of our stronger-performing industrials holdings, but we held on to them too long. We believed emerging markets had become overpriced and had sold off or trimmed many of our emerging markets positions. However, we continued to believe that there was great potential in companies that had been selling to fast-growing emerging markets. We did not anticipate, however, the extent to which investors’ risk aversion would punish companies selling to emerging markets. (Please refer to the fund’s Portfolio of Investments for a detailed list of holdings and the amount each represents in the portfolio.)

Investors’ short-term focus also took a toll. After flying high for several years, energy stocks crashed. As the global economy slowed down during the last several months, the demand for energy declined, if only modestly. Nevertheless, energy stocks quickly lost favor with investors. We believe this is a shortsighted view. Once the global economy stabilizes, we believe high energy prices will return because world crude oil supply remains constrained by declining production from existing wells and the failure to locate major new reserves. As result, we believe large integrated oil companies, such as Total (France), BP (U.K.), Royal Dutch Shell (U.K.), and StatoilHydro (Norway), are very attractively valued and are likely to appreciate. We also believe that despite the current drop in oil prices, there will be no long-term easing in exploration and production efforts. We initiated a position in China Oilfield Services (China), which services Chinese companies engaged in offshore drilling, and in SubSea 7 (Norway), which specializes in offshore drilling products and services. We supplemented our holdings in Saipem (Italy), an engineering, construction, and services company that has contracts with major oil companies operating around the world.

Financial companies may have been the fund’s largest absolute detractors, but we believe there are opportunities in buying strong retail-oriented banks and insurance companies with strong balance sheets that will be able to rebound once economic conditions improve. Intesa Sanpaolo (Italy) is an example of what we are looking for—a well-positioned bank with a strong retail franchise. Investment bank Julius Baer (Switzerland) has a solid fee-based revenue stream thanks to its large wealth management business.

Among our industrials and business services holdings, there was a wide divergence in performance. Nissha Printing (Japan), which specializes in molding decorative designs onto products such as cell phones, personal computers, and home appliances, was the fund’s best absolute performer for the six-month period. On the other hand, Volvo (Sweden), which makes heavy truck and diesel engines, and ABB (Switzerland), a maker of electrical power and automation products and systems, slumped sharply and were among the fund’s weakest performers. The market’s decline provided us with the opportunity to initiate a position in Nintendo (Japan). Before its decline, we considered the stock to be overvalued, but we believe the company’s Wii gaming equipment and the software tied to it still have substantial growth potential.

Among our defensive holdings, our telecommunications positions did not hold up as well as we had expected, but some utilities were able to stand their ground. Investors were frightened by reports of slowing mobile sales in emerging markets. Telenor (Norway), which has a well-established and steady wireline business, sported an attractive valuation, but its exposure to emerging markets quickly moved from being perceived as an advantage to a shortcoming. Among utilities, new addition GDF Suez (France), which owns and operates water, gas, and electrical distribution systems in a number of European countries, also posted gains.

Six months ago, we were concerned about valuations and eliminated most of our holdings in emerging markets. With the sharp sell-off of the last three months, quality companies are selling at reduced prices, and we have begun to selectively acquire shares in companies with strong businesses and cash flows in countries such as China.

INVESTMENT OUTLOOK

We don’t know how long it will be before the global financial and economic crises have run their course. The economic situation is of considerable concern, but, at the same time, governments and central banks are taking forceful action to restore confidence and get economies moving again. However, we do have a high conviction that economies and markets will recover. We also know from past experience that stock markets often move ahead of economies. We expect that once the credit contraction has run its course and investor confidence has been restored, well-established large-cap stocks with solid earnings potential, the focus of this fund, should be among the first to recover.

Our goal is to identify companies with solid earnings growth prospects, sound balance sheets, and sufficient cash flow to generate tangible returns to shareholders, but whose future performance the market underestimates. Crises are painful, and this one has been especially so, but they also create opportunities. We are working to take advantage of some of the incredible opportunities currently available in the market. Valuations are exceptionally low, with many companies selling at historically low levels. We are using this opportunity to acquire high-quality companies whose prospects we believe to be better than the market projects.

The financial and economic crisis has been a chastening experience. We underestimated the severity of the unfolding credit contraction and the extent of the vulnerability of equity markets to it. We recognize the impact that market events and the fund’s performance have had upon our fellow shareholders. Our determination and efforts to effectively employ the investment process and resources that served us well before the recent crisis remain, tempered by hard experience. In that spirit, we will continue to strive to generate long-term gains for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

November 19, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 6.1%		
Common Stocks 6.1%		
Australia & New Zealand Banking	636,332	7,392
Beach Petroleum	4,752,573	3,088
BHP Billiton	757,820	14,560
Boral	898,681	2,704
CSL	426,309	10,390
Goodman Fielder	3,367,862	3,715
Harvey Norman Holdings	1,777,333	3,062
Lion Nathan	1,213,149	7,111
Macquarie	205,072	4,050
Mirvac	922,758	639
Pacific Brands	2,173,985	1,450
QBE Insurance	463,896	7,998
Suncorp-Metway	572,295	3,070
Telstra	1,847,643	5,073
Total Australia (Cost $130,638)		74,302
BELGIUM 0.5%		
Common Stocks 0.5%		
KBC	76,044	3,293
Union Miniere	145,167	2,601
Total Belgium (Cost $15,642)		5,894
BRAZIL 0.1%		
Common Stocks 0.1%		
Gol Linhas Aereas Intel, ADR (USD)	159,500	692
Total Brazil (Cost $4,259)		692

CANADA 0.2%

Common Stocks 0.2%

Teck Cominco, Class B	250,800	2,497
Total Canada (Cost $10,151)		2,497

CHILE 0.4%

Common Stocks 0.4%

Compania Cervecerias Unidas, ADR (USD)	163,118	4,360
Total Chile (Cost $5,532)		4,360

CHINA 2.4%

Common Stocks 2.4%

China Citic Bank (HKD)	24,814,000	7,513
China Oilfield Services (HKD)	10,100,000	5,653
China Overseas Land & Investment (HKD)	5,478,000	6,102
China Railway Construction (HKD) (1)	8,482,000	10,421
Total China (Cost $39,765)		29,689

FINLAND 1.3%

Common Stocks 1.3%

Cargotec	162,593	2,258
Nokia	479,289	7,311
Sanoma	404,318	6,219
Total Finland (Cost $30,090)		15,788

FRANCE 12.4%

Common Stocks 12.4%

Alcatel-Lucent (1)	1,662,173	4,309
AXA	712,512	13,730

Saipem	389,792	7,341
Total Italy (Cost $65,069)		34,342

JAPAN 19.0%

Common Stocks 19.0%

Aisin Seiki	160,300	2,786
Aoyama Trading	134,700	1,558
Asahi Kasei	573,000	2,189
Astellas Pharma	107,900	4,411
Benesse	154,400	6,499
Canon	121,800	4,191
Central Japan Railway	940	7,691
Chugai Pharmaceutical	418,500	5,925
Coca-Cola West Holdings	269,700	5,393
Fanuc	50,200	3,407
Goldcrest Company	175,160	2,575
Hamamatsu Photonics	277,100	6,149
Hitachi Chemical	348,800	3,558
Honda	150,600	3,740
Hosiden	512,400	5,336
JS Group	176,800	2,353
Jupiter Telecommunications	13,340	8,966
KDDI	1,618	9,667
Kirin	543,000	5,944
Kobayashi Pharmaceutical	138,800	4,446
Kobe Steel	2,724,000	4,395
Koito Manufacturing	329,000	2,610
Makita	97,500	1,817
Mitsubishi Corporation	875,500	14,531
Mitsubishi Electric	1,311,000	8,080
Mitsui	590,000	5,672
Modec	185,500	2,898

Nikon	206,000	2,877
Nintendo	20,100	6,339
Nippon Electric Glass	1,011,000	6,214
Nippon Yusen Kabushiki Kaish	768,000	3,682
Nissha Printing	137,900	7,609
NS Solutions	247,000	3,018
Rohto Pharmaceutical	403,000	4,542
Sony Financial	1,763	5,809
Sumco	410,300	4,377
Sumitomo Mitsui Financial	920	3,735
Sumitomo Trust & Banking	1,613,000	7,501
Terumo	116,600	4,915
The Bank of Yokohama	1,290,000	6,192
Toho Pharmaceutical	130,800	1,416
Tokio Marine	201,800	6,295
Toshiba Machine	584,000	1,659
Tosoh	921,000	1,866
Toyota Motor	330,100	13,013
Wacom	2,052	1,779
Total Japan (Cost $335,877)		229,625

MEXICO 1.0%

Common Stocks 1.0%

America Movil, ADR (USD)	215,700	6,674
CEMEX, Equity Units	1,432,200	1,074
Grupo Financiero Banorte	2,141,100	3,975
Total Mexico (Cost $24,350)		11,723

NETHERLANDS 1.7%

Common Stocks 1.7%

ASML	325,819	5,686
Fugro, GDS	115,250	4,170

TAIWAN 0.5%

Common Stocks 0.5%

Acer	4,474,516	5,923
Total Taiwan (Cost $8,138)		5,923

UNITED KINGDOM 19.1%

Common Stocks 19.1%

Aegis	1,948,548	2,040
Arriva	435,470	4,231
Aviva	1,347,170	8,078
Barclays, ADR (USD)	583,400	6,283
BG	184,167	2,709
BP, ADR (USD)	421,712	20,959
Brown	1,097,109	3,898
Carillion	1,315,751	4,418
Charter International	361,534	2,369
Close Brothers	331,237	2,878
Dairy Crest	858,725	4,300
GKN	1,622,480	3,130
GlaxoSmithKline, ADR (USD)	502,813	19,459
Informa	585,753	1,984
Intermediate Capital	343,625	5,276
Logica	1,718,157	1,903
Mitchells & Butlers	937,613	2,372
Prudential	923,876	4,743
QinetiQ	1,880,342	5,148
Rolls-Royce	833,253	4,420
Rolls-Royce, Class C (1)	45,915,012	74
Royal Bank of Scotland	4,392,407	4,844
Royal Dutch Shell, ADR, B Shares (USD)	569,352	31,480
Scottish & Southern Energy	729,042	14,291

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 10/31/08
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $4,197)	$ 47,508
Interest	117
Total income	47,625
Expenses	
Investment management	9,698
Shareholder servicing	3,303
Prospectus and shareholder reports	23
Custody and accounting	608
Registration	34
Legal and audit	34
Directors	11
Miscellaneous	9
Total expenses	13,720
Expenses paid indirectly	(1)
Net expenses	13,719
Net investment income	33,906
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities (including foreign tax refunds of $3)	(115,042)
Foreign currency transactions	(1,343)
Net realized loss	(116,385)
Change in net unrealized gain (loss)	
Securities (including foreign tax refunds of $3)	(858,435)
Other assets and liabilities denominated in foreign currencies	(290)
Change in net unrealized loss	(858,725)
Net realized and unrealized loss	(975,110)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (941,204)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 10/31/08		12/29/06 Through 10/31/07
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	33,906	$	12,383
Net realized loss		(116,385)		(9,419)
Change in net unrealized gain (loss)		(858,725)		111,365
Increase (decrease) in net assets from operations		(941,204)		114,329
Distributions to shareholders				
Net investment income		(15,098)		–
Net realized gain		(1,258)		–
Decrease in net assets from distributions		(16,356)		–
Capital share transactions*				
Shares sold		861,170		1,315,880
Distributions reinvested		16,169		–
Shares redeemed		(118,632)		(20,285)
Redemption fees received		28		37
Increase in net assets from capital share transactions		758,735		1,295,632
Net Assets				
Increase (decrease) during period		(198,825)		1,409,961
Beginning of period		1,409,961		–
End of period	**$**	**1,211,136**	**$**	**1,409,961**
Undistributed net investment income		28,618		12,380
*Share information				
Shares sold		97,724		123,024
Distributions reinvested		1,534		–
Shares redeemed		(13,819)		(1,879)
Increase in shares outstanding		85,439		121,145

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2006. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain in-kind redemption to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2008, the fund realized $3,284,000 of net gain on $44,189,000 of in-kind redemptions.

New Accounting Pronouncements In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,269,908,000 and $494,349,000, respectively, for the year ended October 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to redemptions in-kind. Reclassifications between income and gain relate primarily to the character of currency gains and losses. For the year ended October 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the periods ended October 31, 2008 and October 31, 2007 totaled $16,356,000 and $0, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, unused capital loss carryforwards expire as follows: $9,477,000 in fiscal 2015 and $114,491,000 in fiscal 2016.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2008, the fund had no deferred tax liability attributable to foreign securities and $180,000 of foreign capital loss carryforwards, that expire in 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through February 28, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. For the year ended October 31, 2008, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2008, expenses incurred pursuant to these service agreements were $172,000 for Price Associates, $118,000 for T. Rowe Price Services, Inc., and $12,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2008, the fund was charged $163,000 for shareholder servicing costs related to the college savings plans, of which $142,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2008, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2008, the fund was allocated $2,979,000 of Retirement Funds’ expenses, of which $2,236,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2008, approximately 86% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,012,334 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Overseas Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Overseas Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008, by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $954,000 from short-term capital gains.

For taxable non-corporate shareholders, $35,836,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $83,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $35,836,000 and foreign taxes paid of $4,193,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (8/08 to present); Director,
1991	Vornado Real Estate Investment Trust (3/04 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (10/95 to present); Chairman, The Haven Group,
1988	a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
2001	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National
2003	Mortgage Association (9/06 to present); Director, Norfolk Southern
(2/08 to present); Director, Georgia Pacific (5/04 to 12/05);
Managing Director and President, Global Private Client Services,
Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[72]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly
student, Sussex University and Stockholm
School of Economics (to 2003)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President,	T. Rowe Price International, Inc.
International Funds

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,	Group, Inc.
International Funds

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1966)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited; formerly Associate, Investment
Banking, CTI Tokyo (to 2003); Senior Associate,
Corporate Finance Tokyo (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price; formerly Financial
Vice President, International Funds	Analyst, Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., T. Rowe Price International, Inc.,
International Funds	and T. Rowe Price Trust Company

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President,	T. Rowe Price International, Inc.; Vice President
International Funds	and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President, International Funds	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President,	T. Rowe Price International, Inc.
International Funds

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price International, Inc.
Vice President, International Funds

Niall P. Gallagher, CFA (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly
European Analyst and Portfolio Manager, Merrill
Lynch (London) (to 2006)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., and T. Rowe Price International, Inc.
International Funds

Rahul Ghosh (1976)	Vice President, T. Rowe Price International,
Vice President, International Funds	Inc.; formerly Financial Analyst, Warburg
Pincus (Singapore) (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
International Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President,	Services Limited, T. Rowe Price Group, Inc.,
International Funds	and T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., and T. Rowe Price International, Inc.
International Funds

Lillian Yan Li, CFA (1979)	Employee, T. Rowe Price; formerly Analyst,
Vice President, International Funds	Deutsche Bank (Hong Kong) (to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Director of Equity Research, UBS India
Securities (to 2003)

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Analyst, Kepler Equities (to 2005); Financial
Analyst, Credit Agricole Indosuez Cheuvreux
(Spain) (to 2004)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., T. Rowe Price International, Inc.,
International Funds	and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President of Equity Resarch, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Elena Nikolaeva (1980)	Employee, T. Rowe Price; formerly Equity
Vice President, International Funds	Analyst, J.P. Morgan (London) (to 2007);
Analyst, PricewaterhouseCoopers LLP
(London) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price International, Inc.;
Vice President, International Funds	formerly Analyst, JM Morgan Stanley Private
Limited (Mumbai) (to 2004)

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited and T. Rowe Price Group, Inc.;
formerly Senior Investment Analyst, ABN Amro
Asset Management (to 2004)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President,	T. Rowe Price International, Inc.
International Funds

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited and T. Rowe Price Group,
Inc.; formerly Fund Manager, INVESCO Asset
Management (Tokyo) (to 2004)

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price International,
Vice President, International Funds	Inc.; formerly Analyst, F&C Asset Management
(London) (to 2006); Senior Equity Analyst,
Citigroup (London) (to 2004)

S. Leigh Robertson, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,	International, Inc.
International Funds

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President, International Funds	Analyst, Explorador Capital Management, LLC
(to 2005); Paralegal, Morris, James, Hitchens &
Williams (to 2002)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., and T. Rowe Price Trust Company
International Funds

Jonty Starbuck (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President,	T. Rowe Price International, Inc.
International Funds

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President,	T. Rowe Price International, Inc.
International Funds

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price International, Inc.;
Vice President, International Funds	formerly Senior Research Analyst, F&C Asset
Management (to 2003)

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

Hiroshi Watanabe (1975)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited; formerly Deputy Director,
Space Industry Office with the Ministry of
Economy (Tokyo) (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager,
Deutsche Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds	and T. Rowe Price International, Inc.; formerly
Senior Analyst, Mercer Management Consulting
(to 2004)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,174,000 and $1,531,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 19, 2008